September 21, 2011

ROCHDALE INVESTMENT TRUST

Rochdale Intermediate Fixed Income Portfolio

Supplement dated September 21, 2011
to the Prospectus dated April 30, 2011, as amended

Effective immediately, the following changes are hereby made to the Rochdale Intermediate Fixed Income Portfolio’s Prospectus.

The second to last paragraph on page 35 is deleted and replaced with the following:

“The Advisor may invest more than 7.5% of its assets in the obligations of the U.S. Government or its agencies or those of a corporate issuer, provided that the issuer has at least an investment grade of A or better.”

The third paragraph on page 36 is deleted and replaced with the following:

“Under normal market conditions, portfolio turnover is not expected to exceed 150%. This may result in the realization and distribution to shareholders of higher capital gains.”

The following disclosure is added to the “Principal Risks of Investing in the Portfolios” section beginning on page 41:

“Portfolio Turnover Risk.  The Intermediate Fixed Income Portfolio’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year, and may be considered high (up to 150%).  Active and frequent trading may lead to a greater proportion of the Portfolio’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Portfolio to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading would also result in transaction costs, which could detract from the Portfolio’s performance.”

Please retain this Supplement with your Prospectus.